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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) May 12, 1998
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                            Citizens Bancshares, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

        33-21296                                        34-1372535
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(Commission File Number)                   (I.R.S. Employer Identification No.)

                  10 East Main Street, Salineville, Ohio 43945
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                                  330/679-2328
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)




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Item 2.  Acquisition or Disposition of Assets
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         On May 12, 1998, Citizens Bancshares, Inc. ("Citizens") completed the acquisition, through merger ("Merger"), of all the assets and liabilities of Century Financial Corporation ("Century") pursuant to the terms and conditions of an Agreement and Plan of Merger dated December 3, 1997 by and between Bancshares and Century. Pursuant to the Merger, all of the outstanding shares of common stock of Century were converted into 2,048,453 common shares
(4,096,906 shares adjusted for the June 1, 1998 two-for-one stock split), without par value, of Bancshares (plus cash in lieu of fractional shares), in accordance with the conversion ratio set forth in the Agreement and Plan of Merger.

         Century was a one bank holding company organized and existing under the laws of the Commonwealth of Pennsylvania and registered with the Federal Reserve Board pursuant to the Bank Holding Company Act of 1956, as amended. Century was the bank holding company for Century National Bank and Trust Company, a wholly-owned national banking association organized under the laws of the United States ("CNB"). Upon the consummation of the Merger, CNB became a wholly-owned subsidiary of Bancshares. CNB engages in full service commercial and consumer banking and trust services through thirteen branch offices in southwestern Pennsylvania. Twelve branch offices are located in Beaver County and one branch office is located in adjacent Butler County. Century's executive offices were located at One Century Place, Rochester, Pennsylvania 15074.

         The above description of the assets acquired and the terms of the Merger are qualified in its entirety by reference to the information contained in the Registrations Statement No. 333- 47315 on Form S-4, as amended, filed in connection with the Merger and declared effective on April 10, 1998.

Item 7.  Financial Statements and Exhibits
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         Financial statements complying with the requirements of Regulation S-X are not available, but will be filed by means of an amendment to this Report on Form 8-K within the time period required by law.

Exhibit No.    Exhibit

(2) Agreement and Plan of Merger, dated December 3, 1997, by and between Citizens Bancshares, Inc. and Century Financial Corporation is hereby incorporated by reference from Bancshares' Registration Statement on Form S-4, as amended (File No. 333-47315), effective April 10, 1998.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Citizens Bancshares, Inc.
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                                                      (Registrant)


Date:  June 2, 1998                             By:/s/ Marty E. Adams
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                                                    Marty E. Adams, President
                                                    and Chief Executive Officer